Hartman vREIT XXI, Inc.
Quarterly Shareholder Update

August 30, 2022

All lines will remain muted for the duration of the call.

Forward-Looking Statements

This presentation contains forward-looking statements about our business, including, in particular, statements about our plans, strategies and objectives. You can generally identify forward-looking statements by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “forecast,” “anticipate,” “estimate,” “believe,” “continue” or other similar words.

These statements include our plans and objectives for future operations, including plans and objectives relating to future growth and availability of funds, and are based on current expectations that involve numerous risks and uncertainties. Assumptions relating to these statements involve judgments and risks and uncertainties, including future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to accurately predict and many of which are beyond our control, as well as other risks and uncertainties disclosed in the Company’s periodic reports on Form 10-K and Form 10-Q.

Although we believe the assumptions underlying the forward-looking statements, and the forward-looking statements themselves, are reasonable, any of the assumptions could be inaccurate and, therefore, there can be no assurance that these forward-looking statements will prove to be accurate and our actual results, performance and achievements may be materially different from that expressed or implied by these forward-looking statements.

In light of the significant uncertainties inherent in these forward-looking statements, the inclusion of this information should not be regarded as a representation by us or any other person that our objectives and plans, which we consider to be reasonable, will be achieved.

Risks of Investing in Real Estate

- A decrease in demand for industrial, office or retail space may have a material adverse effect on financial condition and results of operations.
- Economic and regulatory changes that impact the real estate market generally may decrease the value of investments and weaken operating results.
- Global and U.S. market, political and economic conditions may adversely affect liquidity and financial conditions and those of tenants.
- Market trends and other conditions outside of the control of the issuer could decrease the value of investments and weaken operating results.
- Issuers are subject to governmental regulations that may affect the renovations to, and use of, their properties.
- Properties that have significant vacancies could be difficult to sell, which could diminish the return on your investment.
- Real estate assets are illiquid, and issuers may not be able to sell their properties when they desire.
- Future terrorist activity or engagement in war by the United States may have an adverse effect on financial conditions and operating results.
- Costs of responding to both known and previously undetected environmental contamination and hazardous conditions may decrease cash flows and limit an issuer's ability to make distributions.
- Properties may be dispersed geographically and across various markets and sectors.
- Issuers may be limited in their ability to diversify investments, making them more vulnerable economically than if their investments were diversified.

Overview

- ✓ STATE OF THE MARKETS
- ✓ HARTMAN TODAY
- ✓ FINANCIAL RESULTS
- ✓ Q&A SESSION

State of the Markets: Office, Retail, & Industrial

Hartman's Diversified CRE Portfolio[1]

HARTMAN
THE POWER OF PROVEN RESULTS


Panhandle Plains
Prairies & Lakes
Big Bend
Piney Woods
Hill Country
South Texas Plains

5.18M
Square feet of office

1.28M
Square feet of industrial/flex

1.70M
Square feet of retail


Houston
Dallas
San Antonio
10%
50%
40%

Hartman portfolio NOI by city

[1] "Hartman" and the data presented may relate to the Hartman Companies which includes the Company and affiliates

Texas Industrial State of the Market

- Texas Industrial Vacancy Rate of 4.2% at end of 2021
  - A 20-year record low rate
- Industrial leasing is up 50.4% vs. prior 3-year average leasing activity
- Growth seen in warehouse and business property types in infill and suburban areas
- Hartman Industrial – 1.28 Million SF
  - Light Industrial
  - Business Park
  - Warehouse

Source: Rubicrown Year-End 2021

Texas Retail
State of the Market

- Houston's retail vacancy rate decreased over the 2nd Quarter
  - 5.6% to 5.1%
  - 5.4 million in positive net absorption
  - Rental rates rose 4.5% on an annual basis

- DFW's retail vacancy is down to 4.7%

- Hartman Retail – 1.7 Million SF
  - Occupancy is 86.63%
  - 63% properties are 90%+ occupied

Source: Costar

Texas Office
State of the Market

- Houston Vacancy rate is 23.1%
- Dallas Vacancy rate is 25.0%

- Suburban office is bouncing back faster than CBD properties

- Hartman Office – 5.19 million SF
  - Most portfolio in suburban areas
  - Office occupancy rate is 76.14%
  - Majority of tenants looking for under 2,500 SF
  - 84% of our leases YTD under 2,500 SF

Source: Costar

"Hartman" refers to the Hartman Companies which includes the Company and affiliates.

The Case for Investing in Texas

- #1 State for business in U.S. for 8th time since 1996
- DFW has the most square footage under construction in the US with 62.8 million SF
- Texas is affordable for businesses and employees
- Companies relocated to Texas:
  - HP Enterprises
  - Tesla
  - Oracle
  - CBRE
  - Charles Schwab
  - Amazon (Houston Tech Hub)

Source: Hartman Corporate Relocations to Texas on the Rise

Hartman Today: Positioned For Growth

Occupancy


Occupancy
84.00%
82.00%
80.00%
78.00%
EOY 2019
EOY 2020
Jul-21
Aug-21
Sep-21
Oct-21
Nov-21
Dec-21
Jan-22
Feb-22
Mar-22
Apr-22
May-22
Jun-22
Jul-22

"Hartman" and the data presented relates to the Hartman Companies which includes the Company and affiliates.

2022 Occupancy

Actual vs. Budget



84.80%
84.40%
84.00%
83.60%
83.20%
82.80%
82.40%
EOY 2021
JAN-22
FEB-22
MAR-22
APR-22
MAY-22
JUN-22
JUL-22
Actual
Budget

"Hartman" and the data presented relates to the Hartman Companies which includes the Company and affiliates.

Leasing Volume Higher


New Square Feet Leased
120,000
100,000
80,000
60,000
40,000
20,000
0
Jan
Feb
Mar
Apr
May
Jun
2019
2020
2021
2022


YTD - New Square Feet Leased
500,000
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
398969
320436
429235
450,090
YTD Total
2019
2020
2021
2022

"Hartman" and the data presented relates to the Hartman Companies which includes the Company and affiliates.

Leasing Volume Higher


New Lease Volume
70
60
50
40
30
20
10
0
Jan
Feb
Mar
Apr
May
Jun
2019
2020
2021
2022


YTD - New Lease Volume
300
250
200
150
100
50
0
183
128
278
243
YTD Total
2019
2020
2021
2022

"Hartman" and the data presented relates to the Hartman Companies which includes the Company and affiliates.

Portfolio Highlights

Selected Property Results

Past results may not be indicative of future performance. Other properties may not perform like the selected property.

Portfolio Occupancy

—HARTMAN—
THE POWER OF PROVEN RESULTS

Property Name	Space Type	Location	Grose Leasable Area SF	Occupancy Rate	Annualized Based Rental Revenue (Thousands)	Average Base Rental Revenue per Occupied SF	Average Net Effective Annual Base Rent per Occupied SF
Village Pointe	Retail	San Antonio	54,246	94%	$741	$14.46	$14.21
Richardson Tech Center	Flex/R&D	Dallas	96,660	95%	$837	$9.15	$9.13
Spectrum	Office	San Antonio	175,390	59%	$2,467	$23.83	$23.38
11211 Katy Freeway	Office	Houston	78,642	95%	$782	$10.48	$10.24
1400 Broadfield	Office	Houston	102,893	88%	$1,608	$17.81	$17.46
16420 Park Ten Place	Office	Houston	83,760	71%	$952	$16.01	$16.01
Willowbrook Building	Office	Houston	67,581	71%	$502	$10.49	$10.49
Timberway II	Office	Houston	130,828	71%	$1,503	$16.18	$15.61
One Park Ten	Office	Houston	34,089	100%	$377	$11.06	$11.06
Two Park Ten	Office	Houston	56,443	91%	$924	$17.96	$17.84
3100 Weslayan (1)	Office	Houston	78,289	67%	$1,022	$19.39	$19.39
Grand Total			958,821	78%	$11,714	$ 15.63	$ 15.40

Leasing Statistics

HARTMAN
THE POWER OF PROVEN RESULTS



KACIE SKEEN
VICE PRESIDENT OF LEASING

Submarket Focus	Energy Corridor
Team Size	2 Team Members
Total Portfolio	5 Properties – 614,623 SF
New Leases Year-to-Date 2022	31 New Leases
Average Occupancy as of 6/30/22	85.63%
Occupancy Increase Since 01/2022	8.51% Increase



AMI FIGG
SENIOR LEASING AGENT

Submarket Focus	Energy Corridor
Team Size	1 Team Member
Total Portfolio	4 Properties – 277,868 SF
New Leases Year-to-Date 2022	16 New Leases
Average Occupancy as of 6/30/22	87.47%
Occupancy Increase Since 01/2022	4.93% Increase

Properties discussed in the case study are managed by Hartman Advisors LLC and Hartman Advisors II LLC and affiliates. Properties discussed within the total portfolios are owned by Hartman Total Return, Inc., Hartman vREIT XXI, Inc., or Hartman Short Term Income Properties XX, Inc. Past results may not be indicative of future performance. Other properties may not perform like the selected property.

One Park Ten

Property Address	16365 Park Ten, Houston, Texas 77084
Acquisition Date	11/21/2019
Total Square Footage	34,089
Occupancy at Acquisition	34.08%
Current Occupancy as of 07/30/22	**100%**



THIS INFORMATION IS NOT INTENDED TO BE A COMPLETE DISCLOSURE OF THE PERFORMANCE OF THE COMPANY AND CONTAINS ONLY SELECTED ASSETS.
Past results may not be indicative of future performance. Other properties may not perform like the selected property.

11211 Katy Freeway

Property Address	11211 Katy Freeway, Houston, Texas 77079
Acquisition Date	01/10/2019
Total Square Footage	77,882
Occupancy at Acquisition	42.29%
Current Occupancy as of 07/31/22	**94.65%**



THIS INFORMATION IS NOT INTENDED TO BE A COMPLETE DISCLOSURE OF THE PERFORMANCE OF THE COMPANY AND CONTAINS ONLY SELECTED ASSETS.
Past results may not be indicative of future performance. Other properties may not perform like the selected property.

Two Park Ten

Property Address	16300 Katy Freeway, Houston, Texas 77084
Acquisition Date	11/21/2019
Total Square Footage	57,126
Occupancy at Acquisition	84.16%
Current Occupancy as of 07/31/22	**92.37%**


16300

THIS INFORMATION IS NOT INTENDED TO BE A COMPLETE DISCLOSURE OF THE PERFORMANCE OF THE COMPANY AND CONTAINS ONLY SELECTED ASSETS.
Past results may not be indicative of future performance. Other properties may not perform like the selected property.

1400 Broadfield

Property Address	1400 Broadfield, Houston, Texas 77084
Acquisition Date	10/01/2019
Total Square Footage	102,870
Occupancy at Acquisition	70.11%
Current Occupancy as of 07/31/22	**92.01%**



THIS INFORMATION IS NOT INTENDED TO BE A COMPLETE DISCLOSURE OF THE PERFORMANCE OF THE COMPANY AND CONTAINS ONLY SELECTED ASSETS.
Past results may not be indicative of future performance. Other properties may not perform like the selected property.

The Willowbrook Building

Property Address	7915 FM 1960, Houston, Texas 77077
Acquisition Date	10/01/2019
Total Square Footage	67,581
Occupancy at Acquisition	41.90%
Current Occupancy as of 07/31/22	**91.46%**



THIS INFORMATION IS NOT INTENDED TO BE A COMPLETE DISCLOSURE OF THE PERFORMANCE OF THE COMPANY AND CONTAINS ONLY SELECTED ASSETS.
Past results may not be indicative of future performance. Other properties may not perform like the selected property.

Financial Results

Financial Results

(in thousands)

Year-over-Year Financials		
	Q2 2022 **(unaudited)**	**Q2 2021** **(unaudited)**
Revenue	$3,349	$3,172
Expense	$2,576	$2,416
NOI	$773	$756
Distribution (cash)	$889	$858
FFO Payout Ratio (cash)	114%	113%
Distribution Rate	6.5%	6.5%

Q&A Session

ALL LINES WILL REMAIN MUTED FOR THE DURATION OF THE CALL.

HARTMAN
THE POWER OF PROVEN RESULTS

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